UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2013

SYNERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-35245	20-2835920
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20203 Highway 60 Platteville, Colorado 80651
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:     (970) 737-1073

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

On March 7, 2013, Synergy Resources Corporation (the “Company”) issued a press release announcing its entry into a joint exploration venture in the Wattenberg Field Extension Area with Vecta Oil & Gas, Ltd.  The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On March 8, 2013 the Company posted a corporate presentation on its website at www.syrginfo.com under the Investor Relations tab.  A copy of the presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The Company does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.

On March 11, 2013 the Company issued a press release announcing an operations update in the Wattenberg Field.  The press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits

  (d) Exhibits

99.1	Press Release dated March 7, 2013
99.2	Corporate Presentation uploaded on March 8, 2013
99.3	Press Release dated March 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY RESOURCES CORPORATION

Date: March 11, 2013	By:	/s/ Frank L. Jennings
Frank L. Jennings, Chief Financial Officer